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                                                                    EXHIBIT 10.9

                            UNOCAL STOCK OPTION PLAN

1.     Purpose.

       The purpose of this Unocal Stock Option Plan (the "Plan") is to give certain employees ("Key Employees") of Unocal Corporation (the "Company"), and corporations with respect to which the Company directly or indirectly controls 50% or more of the combined voting power ("Subsidiaries"), an opportunity to acquire shares of the common stock of the Company, $1 par value ("Common Stock"), to provide an incentive for such Key Employees to continue to promote the best interests of the Company and enhance its long-term performance, and to provide an incentive for Key Employees to join or remain with the Company and its Subsidiaries.

2.     Administration.

       (a) The Plan shall be administered by The Management Development and Compensation Committee ("Committee") of The Board of Directors of the Company ("Board"), except as provided below. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of awards to Key Employees under the Plan (which need not be identical) and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee under the Plan shall be conclusive and binding. No member of the Board or the Committee shall be liable for any action taken, or determination made, hereunder in good faith.

Notwithstanding the foregoing, the Board may appoint a member of the Board as a one-member committee of the Board with authority to select the Key Employees to receive awards, the amount of such Awards and the date of grant under this Plan.

       (b) Powers. Within the limits of the express provisions of the Plan, the Committee shall determine: (i) the time or times at which such awards shall be granted, (ii) the form and amount of the awards, and (iii) the limitations, restrictions and conditions applicable to any such award. In making such determinations, the Committee may take into account such factors as the Committee in its discretion shall deem relevant.

       (c) Interpretations. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective awards and make all other determinations it deems necessary or advisable for the administration of the Plan.

       (d) Determinations. The determinations of the Committee on all matters regarding the Plan shall be conclusive.

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       (e)    Nonuniform Determinations. The Committee's determinations under the Plan, including without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

3.     Awards Under the Plan.

       (a) Form. Awards under the Plan shall be granted in the form of nonstatutory stock options ("Stock Options"), as described in Section 4. The awards shall require a minimum of six months of service prior to becoming exercisable.

       (b) Maximum Limitations. The aggregate number of shares of Common Stock available for grant under the Plan is 8,000,000 subject to adjustment pursuant to Section 3(c) below. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. No Key Employee may receive options covering more than 10,000 shares under a single award or more than an aggregate of 40,000 shares under all grants under this Plan.

       (c) Adjustment Provisions. The aggregate number of shares of Common Stock with respect to which Stock Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Stock Option, and the exercise price per share of each such Stock Option, may all be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share divided or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company Adjustments under this Section 3(c) shall be made according to the sole discretion of the Board, and its decisions shall be binding and conclusive.

       (d) Eligible Employees. No award of options under the Plan may be made to non-employees, an employee who is an insider subject to Section 16 of the Securities Exchange Act of 1934, or a Director.

4.     Stock Options.

       Stock Options may be granted under the Plan for the purchase of shares of Common Stock. Stock options shall be in such form and upon such terms and conditions as the Committee shall from time to time determine, subject to the following:

       (a) Exercise. Stock Options shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option award ("Option Award") between the Key Employee and the Company,

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as the Committee shall determine; provided, that such determinations are not inconsistent with the other provisions of the Plan. Option Award terms need not be identical.

       (b) Exercise Price. The per share exercise price of each Stock Option shall be the fair market value of the Common Stock subject to such Stock Option on the date of grant.

       (c) Term of Stock Options. Each Stock Option shall become exercisable at the time, and for the number of shares of Common Stock, fixed by the Committee in the Stock Option Award. Each Stock Option shall expire and all rights to purchase Common Stock thereunder shall cease on the date fixed by the Committee in the Option Award, which shall not be later than the date 10 years from the date such Stock Option is granted.

       (d) Any Stock Option granted under the Plan may be exercised by the Key Employee, by a legatee or legatees of such Stock Option under the Key Employee's last will, or by his or her executors, personal representatives or distributees, (I) by delivering to the Secretary of the Company written notice of the number of share of Common Stock with respect to which the Stock Option is being exercised, or (ii) by delivering such other form of notice as the Secretary of the Company has indicated in writing to be an approved alternative. Except as otherwise provided in the Plan or in any Option Award, the purchase price of Common Stock upon exercise of any Stock Option by a Key Employee shall be paid in full (i) in cash or certified check by the Key Employee, (ii) by a broker-dealer to whom the Key Employee has submitted an exercise notice that is consistent with any procedures established by the Secretary of the Company.

       (e) Whenever the Company proposes or is required to issue or transfer share of Common Stock to a Key Employee under the Plan, the Company shall have the right to require the Key Employee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the Key Employee to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Key Employee, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to a Key Employee in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. In lieu of requiring a Key Employee to make a payment to the Company in an amount related to the withholding tax requirement, the Committee may, in its discretion, provide that at the Key Employee's election, the tax withholding obligation shall be satisfied by the Company's withholding a portion of the shares otherwise distributable to the Key Employee, such shares being valued at their fair market value at the date of exercise or by the Key Employee's delivering to the Company a portion of the shares previously delivered by

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the Company, such shares being valued at their fair market value as of the date of delivery of such shares by the Key Employee to the Company.

5.     Transferability.

       No Stock Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Stock Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option, or levy of attachment or similar process upon the Stock Option not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by a Key Employee during his or her lifetime, or pursuant to
Section 8, by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance.

       The above transfer restrictions shall not apply to transfers pursuant to a court order, including, but not limited to, any domestic relations orders.

6.     Dissolution.

       Upon the dissolution or liquidation of the Company, each Stock Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days prior written notice of such event to each Key Employee during which time he or she shall have a right to exercise his or her wholly or partially unexercised stock option (without regard to installment exercise limitations, if any) and, subject to prior expiration each Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

7.     Effective Date and Conditions Subsequent to Effective Date.

       (a) The Plan shall become effective on the date of the approval of the Plan by the Board.

       (b) No grant or award shall be made under the Plan more than five years from the date of adoption of the Plan by the Board; provided, however, that the Plan and all Stock Options granted under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with the terms of the respective grants or awards.

8.     Termination of Employment.

       (a) A Stock Option shall expire on the first to occur of the expiration date set forth in the applicable Option Award and the date that the employment of the Key Employee with the Company and all Subsidiaries terminates for any reason other than under the circumstances described in 8(b) below.

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       (b)    If the employment of a Key Employee with the Company and all
Subsidiaries terminates by reason of death, disability (as defined in the Company Medical Plan), retirement at or after age 65, or a termination which the Management Committee of the Company determines is for the convenience of the Company or a Subsidiary, his or her currently vested and exercisable Stock Options, if any, shall expire on the first to occur of the expiration date set forth in the applicable Option Award and the third anniversary of such termination of employment. Notwithstanding the foregoing, all unexercised Stock Options shall expire on the date such former employee violates (as determined by the Management Committee) any covenant not to compete or any secrecy agreement in effect between the former employee and the Company or Subsidiary.

9.     Change in Control.

       Notwithstanding any other provision of the Plan, in the event of a public tender for all or any portion of the Stock of the Company; in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare outstanding Options to be immediately exercisable, and it may also include provisions for such events in the Stock Option Award.

10.    Postponement of Exercise.

       The Committee may postpone any exercise of a Stock Option for such time as the Committee in its sole discretion may deem necessary in order (i) to permit the company to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of a Stock Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii)) to permit any action to be taken in order to
(A) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (iii) to determine that such share of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (ii) (B) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option Award or any provision of the Plan to recognize the exercise of a Stock Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933, as amended, or the law of any government having jurisdiction thereof. Any such postponement shall not extend the terms of a Stock Option and neither the Company nor its directors or officers shall have any obligation or liability to any Key Employee or to any other person with respect to any shares of Common Stock as to which the Stock Option shall lapse because of such postponement.

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11.    Miscellaneous.

       (a) No Obligation to Exercise Options. The granting of a Stock Option shall impose no obligation upon a Key Employee to exercise such Stock Option.

       (b) Termination and Amendment of Plan. The Board, without action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Stock Option granted hereunder or may at any time terminate the Plan, except that it may not change the class of employees eligible to be granted Stock Options under the Plan. No action taken by the Board under this Section may materially and adversely affect any outstanding Stock Option without the consent of the holder thereof.

       (c) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Stock Options will be used for general corporate purposes.

       (d) Right to Terminate Employment. Nothing in the Plan or any award or agreement entered into pursuant to the Plan shall confer upon any Key Employee the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such Key Employee.

         (e) Rights as a Shareholder. No Key Employee shall have any right or privileges as a stockholder unless and until certificates for shares of Common Stock are issuable to him or her.

       (f) Leaves of Absence and Disability. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Key Employee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leaves of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any Key Employee who takes such leave of absence.

       (g) Fair Market Value. Whenever the fair market value of Common Stock is to be determined under the Plan as of a given date, such fair market value shall be the average of the highest price and lowest price at which the Common Stock has been traded on the New York Stock Exchange - Composite Transactions on such date.

       (h) Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company on the date it is personally or electronically delivered to the Secretary of the Company at its principal executive offices or postage prepaid, addressed to the Secretary at such offices; and shall be deemed delivered to an optionee (a) on the date it is personally delivered to him or her or (b)

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three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

       (i) Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and Stock Options granted hereunder shall be determined in conformity with the laws of the State of California.

       (j) Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of shares of Common Stock subject to a Stock Option, the number so computed is not a whole number of shares of Common Stock such number of shares of Common Stock shall be rounded down to the next whole number.

       (k) Stock Restriction Agreement. Notwithstanding anything to the contrary contained in the Plan, the Company shall be under no obligation to sell or deliver common Stock under the Plan to an optionee unless such optionee shall execute a stock restriction agreement with respect to such Common Stock.

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